SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material under rule 14a-12

                          CDC Kobrick Investment Trust
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

November 2, 2001

                            OUR RECORDS AS OF OCTOBER 31, 2001 INDICATE THAT WE HAVE NOT RECEIVED YOUR PROXY VOTE. WE WANT YOU TO KNOW THAT YOUR VOTE MATTERS!

Dear Shareholder:

We recently sent you a package containing a Prospectus/Proxy Statement that provided detailed information regarding important proposals affecting the three Kobrick Funds: KOBRICK GROWTH, KOBRICK CAPITAL and KOBRICK EMERGING GROWTH Funds. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the Prospectus/Proxy Statement and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

PLEASE RESPOND BY NOVEMBER 5, 2001!
Your vote is needed prior to the Funds' shareholder meetings which are scheduled for November 9, 2001 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Distributors, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. There are three convenient methods for voting your shares:

   o Visit WWW.PROXYVOTE.COM to vote electronically by Internet. You can find copies of the proxy letter, a set of Q&As, and the Prospectus/Proxy Statement at WWW.CDCNVESTFUNDS.COM.

   o Call toll-free the number listed on your voting instruction form to vote on our automated telephone line.

   o   Return the enclosed proxy card in the
       postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from D.F. King & Co., a proxy solicitation firm, to remind you to vote your shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.

Sincerely,



John T. Hailer
President

                                                                   KB54-1001

Proxy Information

The enclosed proxy statement discusses important issues affecting your Kobrick fund. To make voting faster and more convenient for you, we're encouraging the options of voting on the internet or by telephone over completing and mailing the enclosed card. These two methods are generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, there is no need to mail the proxy card.

However you choose to vote, it is important because you save the Fund the additional expense of further solicitations.
[OBJECT OMITTED]


         TO VOTE ON THE INTERNET
         1.   Read the proxy statement.
         2.   Go to www.proxyvote.com
         3.   Enter the 12-digit control number
              on your proxy card.
         4.   Follow the instructions on the site.

[OBJECT OMITTED]
         TO VOTE BY TELEPHONE
         1.   Read the proxy statement.
         2.   Call the toll-free number on your
              proxy card.
         3.   Enter the 12-digit control number
              on your proxy card.
         4.   Follow the recorded instructions.


YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

Questions:
D.F. King & Co., Inc., a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. Should you have any questions, we invite you to call your financial advisor or D.F. King toll-free at 1-800-290-6424 any business day between 8 a.m. and 11 p.m. Eastern time.

                        *****YOUR VOTE IS IMPORTANT*****



                                  KOBRICK FUNDS


         The Kobrick Funds Special Meeting of Shareholders is scheduled for November 9, 2001. According to our latest voting records, we have not received your proxy.

         No matter how many shares you own, it is important that you participate by voting your shares. Accordingly, we have sent you a duplicate proxy card(s), a prepaid and pre-addressed Federal Express airbill form and return envelope. Please take the time to review the voting instructions.

VOTE BY PROXY CARD/FEDERAL EXPRESS

1.   Sign and date your proxy card(s).
2. Fill in Sender portion of the pre-printed airbill. The airbill is addressed and will automatically be sent to our proxy solicitor.
3.   Insert the proxy card into the Federal Express return envelope.
4. Call Federal Express at 1-800-GO-FEDEX and inform them that you have a Federal Express package to be picked up.
5.   A Federal Express messenger will be dispatched to your home or office.

REMEMBER THAT THE FEDERAL EXPRESS MAILING PROCEDURE HAS BEEN PAID. THERE IS NO COST TO YOU!

VOTE BY PHONE

1.   Call a telephone representative at (800) 290-6424 between 9:00 a.m. and
     9:00   p.m.

VOTE BY FAX

1.   Sign and date your card.
2.   Fax both sides to William Chu at (212) 797-1062.

         If you have any questions, need assistance in voting or need additional proxy materials, please contact William Chu at 212-493-6992. Thank you.